                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 1, 2003
                                                         ----------------



                          The Williams Companies, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



      Delaware                    1-4174                        73-0569878
   ---------------            ---------------              --------------------
   (State or other              (Commission                  (I.R.S. Employer
   jurisdiction of              File Number)                Identification No.)
   incorporation)



    One Williams Center, Tulsa, Oklahoma                    74172
  ----------------------------------------                ----------
  (Address of principal executive offices)                (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                           --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events.

         On August 1, 2003, The Williams Companies, Inc. ("Williams") announced that it has agreed to terminate a long-term power contract with Allegheny Energy, Inc. subsidiary Allegheny Energy Supply Company, LLC, for cash consideration of $128 million payable to Williams.

         On August 1, 2003, Williams also announced agreements involving the sale of assets for cash proceeds in excess of $100 million. The sale of assets involved a portion of its operations in Western Canada, a 20 percent aggregate ownership interest in the West Texas LPG Pipeline Limited Partnership, distributed-generation units and an associated third-party contract, and a refined products management business.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

a)         None

b)         None

c)         Exhibits

         Exhibit 99.1 Copy of Williams' press release dated August 1, 2003, publicly reporting the matters discussed herein, furnished pursuant to Item 9.

         Exhibit 99.2 Copy of Williams' press release dated August 1, 2003, publicly reporting the matters discussed herein, furnished pursuant to Item 9.

Item 9. Regulation FD Disclosure.

         On August 1, 2003, Williams issued two press releases publicly reporting the matters discussed herein. A copy of the press releases are furnished as Exhibit 99.1 and 99.2 to this report.

         Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE WILLIAMS COMPANIES, INC.


Date: August 5, 2003                                /s/ Brian K. Shore
                                            ------------------------------------
                                            Name:  Brian K. Shore
                                            Title: Secretary


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER             DESCRIPTION
-------            -----------
 99.1              Copy of Williams' press release dated August 1, 2003, publicly reporting the matters discussed herein.

 99.2              Copy of Williams' press release dated August 1, 2003, publicly reporting the matters discussed herein.